Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2020

(Unaudited) (1)

	Actual Results	Actual Results
Dollars in thousands, except per share and unit	2Q 2020	YTD 2020

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$57,771	$62,992
Net income/(loss) attributable to common stockholders	$56,709	$60,864
Income/(loss) per weighted average common share, diluted	$0.19	$0.21

Per Share Metrics
FFO per common share and unit, diluted	$0.51	$1.04
FFO as Adjusted per common share and unit, diluted	$0.51	$1.05
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.47	$0.98
Dividend declared per share and unit	$0.36	$0.72

Combined Same-Store Operating Metrics (4)
Combined Revenue growth	-2.1%	0.3%
Combined Expense growth	2.5%	2.1%
Combined NOI growth	-4.0%	-0.4%
Combined Physical Occupancy	96.3%	96.6%

Property Metrics	Homes	Communities	% of Total NOI
Combined Same-Store (4)	42,639	136	83.7%
Acquired JV Same-Store Portfolio (4)	(3,619)	(11)	-7.1%
UDR Same-Store	39,020	125	76.6%
Stabilized, Non-Mature	4,021	10	8.8%
Acquired JV Same-Store Portfolio (4)	3,619	11	7.1%
Redevelopment	652	2	2.0%
Development, completed	59	-	0.0%
Non-Residential / Other	N/A	N/A	0.6%
Joint Venture (includes completed Joint Venture developments) (2)	3,130	14	4.9%
Total completed homes	50,501	162	100%
Under Development	819	3	-
Total Quarter-end homes (2)(3)	51,320	165	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	2Q 2020	2Q 2019
Consolidated Interest Coverage Ratio	4.7x	5.0x
Consolidated Fixed Charge Coverage Ratio	4.6x	4.9x
Consolidated Debt as a percentage of Total Assets	34.2%	32.1%
Consolidated Net Debt-to-EBITDAre	6.2x	5.4x

(1)	See Attachment 16 for definitions and other terms.
(2)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(3)	Excludes 2,483 homes that are part of the Developer Capital Program as described in Attachment 12(B).
(4)	Amounts include the Acquired JV Same-Store Portfolio Communities as if these communities were 100% owned by UDR during all periods presented. These communities were stabilized as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition. Because these communities became wholly owned by UDR in 2019 (the 11 communities and 3,619 homes were previously owned by UDR unconsolidated JVs), they are not included in the UDR Same-Store Communities. These 11 communities will be eligible to join the UDR Same-Store Communities on January 1, 2021.

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2020	2019	2020	2019

REVENUES:
Rental income (2)	$305,982	$278,463	$626,075	$546,385
Joint venture management and other fees	1,274	2,845	2,662	5,596
Total revenues	307,256	281,308	628,737	551,981

OPERATING EXPENSES:
Property operating and maintenance	48,717	42,894	98,200	84,833
Real estate taxes and insurance	45,012	35,834	90,157	72,134
Property management	8,797	8,006	18,000	15,709
Other operating expenses	6,100	2,735	11,066	8,381
Real estate depreciation and amortization	155,056	117,934	310,532	230,402
General and administrative	10,971	12,338	25,949	24,805
Casualty-related charges/(recoveries), net	102	246	1,353	246
Other depreciation and amortization	2,027	1,678	4,052	3,334
Total operating expenses	276,782	221,665	559,309	439,844

Gain/(loss) on sale of real estate owned	61,303	5,282	61,303	5,282
Operating income	91,777	64,925	130,731	117,419

Income/(loss) from unconsolidated entities (2)	8,021	6,625	11,388	6,674
Interest expense	(38,597)	(34,417)	(77,914)	(67,959)
Interest income and other income/(expense), net	2,421	1,310	5,121	11,123

Income/(loss) before income taxes	63,622	38,443	69,326	67,257
Tax (provision)/benefit, net	(1,526)	(125)	(1,690)	(2,337)

Net Income/(loss)	62,096	38,318	67,636	64,920
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(4,291)	(2,652)	(4,604)	(4,709)
Net (income)/loss attributable to noncontrolling interests	(34)	(47)	(40)	(89)

Net income/(loss) attributable to UDR, Inc.	57,771	35,619	62,992	60,122
Distributions to preferred stockholders - Series E (Convertible)	(1,062)	(1,031)	(2,128)	(2,042)

Net income/(loss) attributable to common stockholders	$56,709	$34,588	$60,864	$58,080

Income/(loss) per weighted average common share - basic:	$0.19	$0.12	$0.21	$0.21
Income/(loss) per weighted average common share - diluted:	$0.19	$0.12	$0.21	$0.21

Common distributions declared per share	$0.3600	$0.3425	$0.7200	$0.6850

Weighted average number of common shares outstanding - basic	294,710	281,960	294,584	279,494
Weighted average number of common shares outstanding - diluted	295,087	282,575	295,083	280,081

(1)	See Attachment 16 for definitions and other terms.
(2)	During the three months ended June 30, 2020, UDR collected 96.1% of billed residential revenue and 70.8% of billed retail revenue. Of the 3.9% and 29.2% not collected, UDR reserved (reflected as a reduction to revenues) approximately 1.7% or $5.5 million for residential, including $0.4 million for UDR’s share from unconsolidated joint ventures, and 163.6% or $3.5 million, including straight-line rent receivables and $0.1 million for UDR’s share from unconsolidated joint ventures, for retail. The reserves are based on probability of collection.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2020	2019	2020	2019

Net income/(loss) attributable to common stockholders	$56,709	$34,588	$60,864	$58,080

Real estate depreciation and amortization	155,056	117,934	310,532	230,402
Noncontrolling interests	4,325	2,699	4,644	4,798
Real estate depreciation and amortization on unconsolidated joint ventures	8,745	15,211	17,561	30,885
Net gain on the sale of unconsolidated depreciable property	-	(5,251)	-	(5,251)
Net gain on the sale of depreciable real estate owned	(61,303)	-	(61,303)	-
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$163,532	$165,181	$332,298	$318,914

Distributions to preferred stockholders - Series E (Convertible) (2)	1,062	1,031	2,128	2,042

FFO attributable to common stockholders and unitholders, diluted	$164,594	$166,212	$334,426	$320,956

FFO per weighted average common share and unit, basic	$0.52	$0.54	$1.05	$1.05
FFO per weighted average common share and unit, diluted	$0.51	$0.54	$1.04	$1.05

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	317,096	304,696	316,891	302,998
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	320,426	308,322	320,372	306,596

Impact of adjustments to FFO:
Promoted interest on settlement of note receivable, net of tax	$-	$-	$-	$(6,482)
Legal and other costs	1,586	-	2,344	3,660
Net gain on the sale of non-depreciable real estate owned	-	(5,282)	-	(5,282)
Unrealized (gain)/loss on unconsolidated technology investments, net of tax	(3,334)	-	(3,302)	(229)
Severance costs and other restructuring expense	-	-	1,642	-
Casualty-related charges/(recoveries), net	249	246	1,648	261
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	81	31	227
	$(1,499)	$(4,955)	$2,363	$(7,845)

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$163,095	$161,257	$336,789	$313,111

FFO as Adjusted per weighted average common share and unit, diluted	$0.51	$0.52	$1.05	$1.02

Recurring capital expenditures	(12,504)	(12,750)	(21,713)	(19,968)
AFFO attributable to common stockholders and unitholders, diluted	$150,591	$148,507	$315,076	$293,143

AFFO per weighted average common share and unit, diluted	$0.47	$0.48	$0.98	$0.96

(1)	See Attachment 16 for definitions and other terms.
(2)	Series E preferred shares are dilutive for purposes of calculating FFO per share for the three and six months ended June 30, 2020 and June 30, 2019. Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2020	2019

ASSETS

Real estate owned:
Real estate held for investment	$12,643,851	$12,532,324
Less: accumulated depreciation	(4,372,321)	(4,131,330)
Real estate held for investment, net	8,271,530	8,400,994
Real estate under development
(net of accumulated depreciation of $203 and $23)	131,585	69,754
Total real estate owned, net of accumulated depreciation	8,403,115	8,470,748

Cash and cash equivalents	833	8,106
Restricted cash	22,043	25,185
Notes receivable, net	155,956	153,650
Investment in and advances to unconsolidated joint ventures, net	598,058	588,262
Operating lease right-of-use assets	202,586	204,225
Other assets	181,880	186,296
Total assets	$9,564,471	$9,636,472

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,112,870	$1,149,441
Unsecured debt	3,653,934	3,558,083
Operating lease liabilities	197,092	198,558
Real estate taxes payable	31,952	29,445
Accrued interest payable	47,087	45,199
Security deposits and prepaid rent	45,607	48,353
Distributions payable	115,254	109,382
Accounts payable, accrued expenses, and other liabilities	111,264	90,032
Total liabilities	5,315,060	5,228,493

Redeemable noncontrolling interests in the OP and DownREIT Partnership	834,466	1,018,665

Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,695,363 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,780,994 shares at December 31, 2019)	44,764	46,200
14,452,717 shares of Series F outstanding (14,691,274 shares
at December 31, 2019)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
295,067,779 shares issued and outstanding (294,588,305 shares at December 31, 2019)	2,951	2,946
Additional paid-in capital	5,794,428	5,781,975
Distributions in excess of net income	(2,432,882)	(2,462,132)
Accumulated other comprehensive income/(loss), net	(11,940)	(10,448)
Total stockholders' equity	3,397,322	3,358,542
Noncontrolling interests	17,623	30,772
Total equity	3,414,945	3,389,314
Total liabilities and equity	$9,564,471	$9,636,472

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2020	2019

Common shares	294,807,144	294,340,740
Restricted shares	260,635	247,565
Total common shares	295,067,779	294,588,305
Restricted unit and common stock equivalents	168,914	766,926
Operating and DownREIT Partnership units	20,572,201	20,061,283
Class A Limited Partnership units	1,751,671	1,751,671
Series E cumulative convertible preferred shares (2)	2,918,127	3,010,843
Total common shares, OP/DownREIT units, and common stock equivalents	320,478,692	320,179,028

Weighted Average Number of Shares Outstanding	2Q 2020	2Q 2019

Weighted average number of common shares and OP/DownREIT units outstanding - basic	317,096,319	304,695,905
Weighted average number of OP/DownREIT units outstanding	(22,386,642)	(22,736,366)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	294,709,677	281,959,539

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	320,425,840	308,322,431
Weighted average number of OP/DownREIT units outstanding	(22,386,642)	(22,736,366)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(2,952,768)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	295,086,430	282,575,222

	Year-to-Date 2020	Year-to-Date 2019

Weighted average number of common shares and OP/DownREIT units outstanding - basic	316,890,705	302,998,559
Weighted average number of OP/DownREIT units outstanding	(22,307,263)	(23,504,227)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	294,583,442	279,494,332

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	320,371,665	306,596,164
Weighted average number of OP/DownREIT units outstanding	(22,307,263)	(23,504,227)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(2,981,806)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	295,082,596	280,081,094

(1)	See Attachment 16 for definitions and other terms.
(2)	At June 30, 2020 and December 31, 2019 there were 2,695,363 and 2,780,994 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,918,127 and 3,010,843 shares of common stock if converted (after adjusting for the special dividend paid in 2008).
(3)	Series E cumulative convertible preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and six months ended June 30, 2020 and June 30, 2019.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,057,839		22.2%	3.85%	5.2
	Floating		27,000		0.6%	0.85%	11.7
	Combined		1,084,839		22.8%	3.77%	5.4

Unsecured	Fixed		3,430,644	(3)	72.2%	3.44%	7.9
	Floating		237,180		5.0%	0.58%	0.6
	Combined		3,667,824		77.2%	3.26%	7.4

Total Debt	Fixed		4,488,483		94.4%	3.54%	7.3
	Floating		264,180		5.6%	0.61%	1.7
	Combined		4,752,663		100.0%	3.37%	7.0
	Total Non-Cash Adjustments (4)		14,141
	Total per Balance Sheet		$4,766,804			3.24%

Debt Maturities, In thousands
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (5)	Debt (5)	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2020	$83,752	$-	$185,000		$268,752	5.7%	1.66%
2021	8,763	-	17,180		25,943	0.5%	2.15%
2022	9,159	-	-		9,159	0.2%	4.42%
2023	295,965	350,000	-		645,965	13.6%	3.37%
2024	95,280	315,644	-		410,924	8.6%	3.77%
2025	173,189	300,000	-		473,189	10.0%	4.22%
2026	51,070	300,000	-		351,070	7.4%	3.00%
2027	1,111	300,000	-		301,111	6.3%	3.50%
2028	122,466	300,000	-		422,466	8.9%	3.67%
2029	144,584	300,000	-		444,584	9.4%	3.89%
Thereafter	99,500	1,300,000	-		1,399,500	29.4%	3.13%
	1,084,839	3,465,644	202,180		4,752,663	100.0%	3.37%
Total Non-Cash Adjustments (4)	28,031	(13,890)	-		14,141
Total per Balance Sheet	$1,112,870	$3,451,754	$202,180		$4,766,804		3.24%

(1)	See Attachment 16 for definitions and other terms.
(2)	The 2020 maturity reflects the $185.0 million of principal outstanding at an interest rate of 0.45%, an equivalent of LIBOR plus a spread of 26 basis points, on the Company’s unsecured commercial paper program as of June 30, 2020. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 7.1 years with and without extensions.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average all-in rate of 2.55% until January 2021.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.1 billion line of credit at June 30, 2020. The facility has a maturity date of January 2023, plus two six-month extension options and carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.
(7)	There was $17.2 million outstanding on our $75.0 million working capital credit facility at June 30, 2020. In July 2020, the facility maturity date was extended from January 2021 to January 2022. The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					June 30, 2020
Net income/(loss)					$62,096
Adjustments:
Interest expense, including costs associated with debt extinguishment					38,597
Real estate depreciation and amortization					155,056
Other depreciation and amortization					2,027
Tax provision/(benefit), net					1,526
Net gain on the sale of depreciable real estate owned					(61,303)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					13,295
EBITDAre					$211,294

Casualty-related charges/(recoveries), net					249
Legal and other costs					1,586
(Income)/loss from unconsolidated entities					(8,021)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(13,295)
Management fee expense on unconsolidated joint ventures					(584)
Consolidated EBITDAre - adjusted for non-recurring items					$191,229

Annualized consolidated EBITDAre - adjusted for non-recurring items					$764,916

Interest expense, including costs associated with debt extinguishment					38,597
Capitalized interest expense					1,663
Total interest					$40,260

Preferred dividends					$1,062

Total debt					$4,766,804
Cash					(833)
Net debt					$4,765,971

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					4.7x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.6x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					6.2x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	34.0% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.1x	Yes
Maximum Secured Debt Ratio			≤40.0%	11.1%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	341.3%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	34.3% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.2x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	8.0%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	309.1%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	2Q 2020 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	39,437	$179,166	84.4%	$10,730,870	84.0%
Encumbered assets	7,934	33,087	15.6%	2,044,769	16.0%
	47,371	$212,253	100.0%	$12,775,639	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated September 27, 2018.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Revenues
Combined Same-Store Communities (5)	42,639	$265,372	$275,695	$273,227	$274,049	$271,122
Acquired JV Same-Store Portfolio Communities (5)	(3,619)	(23,421)	(24,228)	(23,656)	(23,919)	(23,698)
UDR Same-Store Communities	39,020	241,951	251,467	249,571	250,130	247,424
Stabilized, Non-Mature Communities	4,021	28,210	28,166	25,433	21,209	14,761
Acquired JV Same-Store Portfolio Communities	3,619	23,421	24,228	11,161	1,022	-
Redevelopment Communities	652	7,287	7,928	7,703	6,979	7,487
Development Communities	59	58	7	-	-	-
Non-Residential / Other (2)	-	4,206	6,088	6,671	7,425	5,997
Total	47,371	$305,133	$317,884	$300,539	$286,765	$275,669

Expenses
Combined Same-Store Communities (5)		$79,092	$79,436	$77,010	$80,149	$77,142
Acquired JV Same-Store Portfolio Communities (5)		(7,673)	(7,900)	(7,342)	(7,831)	(8,196)
UDR Same-Store Communities		71,419	71,536	69,668	72,318	68,946
Stabilized, Non-Mature Communities		8,402	8,250	7,353	6,462	4,121
Acquired JV Same-Store Portfolio Communities		7,673	7,900	3,318	260	-
Redevelopment Communities		2,843	3,002	3,085	3,170	2,575
Development Communities		123	47	6	2	-
Non-Residential / Other (2)		2,976	3,317	3,531	2,572	2,501
Total (3)		$93,436	$94,052	$86,961	$84,784	$78,143

Net Operating Income
Combined Same-Store Communities (5)		$186,280	$196,259	$196,217	$193,900	$193,980
Acquired JV Same-Store Portfolio Communities (5)		(15,748)	(16,328)	(16,314)	(16,088)	(15,502)
UDR Same-Store Communities		170,532	179,931	179,903	177,812	178,478
Stabilized, Non-Mature Communities		19,808	19,916	18,080	14,747	10,640
Acquired JV Same-Store Portfolio Communities		15,748	16,328	7,843	762	-
Redevelopment Communities		4,444	4,926	4,618	3,809	4,912
Development Communities		(65)	(40)	(6)	(2)	-
Non-Residential / Other (2)		1,230	2,771	3,140	4,853	3,496
Total		$211,697	$223,832	$213,578	$201,981	$197,526

Operating Margin
Combined Same-Store Communities		70.2%	71.2%	71.8%	70.8%	71.5%

Weighted Average Physical Occupancy
Combined Same-Store Communities (5)		96.3%	97.0%	96.8%	96.8%	96.8%
Acquired JV Same-Store Portfolio Communities (5)		95.8%	96.0%	95.8%	95.7%	95.7%
UDR Same-Store Communities		96.3%	97.1%	96.9%	96.9%	96.9%
Stabilized, Non-Mature Communities		94.7%	95.8%	95.4%	93.5%	89.7%
Acquired JV Same-Store Portfolio Communities		95.8%	96.0%	95.8%	96.8%	-
Redevelopment Communities		89.4%	94.6%	93.4%	90.0%	93.2%
Development Communities		44.5%	-	-	-	-
Other (4)		-	97.3%	98.1%	97.4%	97.4%
Total		96.0%	96.9%	96.6%	96.5%	96.4%

Sold and Held for Disposition Communities
Revenues	-	$849	$2,209	$2,207	$2,243	$2,794
Expenses (3)		293	576	549	575	585
Net Operating Income/(Loss)		$556	$1,633	$1,658	$1,668	$2,209

Total	47,371	$212,253	$225,465	$215,236	$203,649	$199,735

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(4)	Includes occupancy of Sold and Held for Disposition Communities.
(5)	Amounts include the Acquired JV Same-Store Portfolio Communities as if these communities were 100% owned by UDR during all periods presented. These communities were stabilized as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition. Because these communities became wholly owned by UDR in 2019 (the 11 communities and 3,619 homes were previously owned by UDR unconsolidated JVs), they are not included in the UDR Same-Store Communities. These 11 communities will be eligible to join the UDR Same-Store Communities on January 1, 2021.

Attachment 6

UDR, Inc.

Combined Same-Store Operating Expense Information (1)

(Dollars in Thousands)

(Unaudited) (2)

	% of 2Q 2020
	Combined SS
Year-Over-Year Comparison	Operating Expenses	2Q 2020	2Q 2019	% Change

Personnel	18.4%	$14,545	$15,744	-7.6%
Utilities	13.0%	10,262	9,898	3.7%
Repair and maintenance	15.2%	12,001	11,102	8.1%
Administrative and marketing	6.1%	4,838	5,747	-15.8%
Controllable expenses	52.7%	41,646	42,491	-2.0%

Real estate taxes (3)	43.0%	$34,008	$31,570	7.7%
Insurance	4.3%	3,438	3,081	11.6%
Combined Same-Store operating expenses (3)	100.0%	$79,092	$77,142	2.5%

Combined Same-Store Homes	42,639

	% of 2Q 2020
	Combined SS
Sequential Comparison	Operating Expenses	2Q 2020	1Q 2020	% Change

Personnel	18.4%	$14,545	$14,344	1.4%
Utilities	13.0%	10,262	10,918	-6.0%
Repair and maintenance	15.2%	12,001	11,185	7.3%
Administrative and marketing	6.1%	4,838	5,631	-14.1%
Controllable expenses	52.7%	41,646	42,078	-1.0%

Real estate taxes (3)	43.0%	$34,008	$34,056	-0.1%
Insurance	4.3%	3,438	3,302	4.1%
Combined Same-Store operating expenses (3)	100.0%	$79,092	$79,436	-0.4%

Combined Same-Store Homes	42,639

	% of YTD 2020
	Combined SS
Year-to-Date Comparison	Operating Expenses	YTD 2020	YTD 2019	% Change

Personnel	18.2%	$28,030	$30,739	-8.8%
Utilities	13.4%	20,689	20,329	1.8%
Repair and maintenance	14.6%	22,515	20,682	8.9%
Administrative and marketing	6.6%	10,086	10,750	-6.2%
Controllable expenses	52.8%	81,320	82,500	-1.4%

Real estate taxes (3)	42.9%	$66,115	$62,041	6.6%
Insurance	4.3%	6,608	6,279	5.2%
Combined Same-Store operating expenses (3)	100.0%	$154,043	$150,820	2.1%

Combined Same-Store Homes	41,529

(1)	2Q19 and YTD19 operating expenses include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.
(3)	The year-over-year, sequential and year-to-date comparisons presented above include $280 thousand, $0 and $560 thousand, respectively, of higher New York real estate taxes due to 421g exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2020

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
				Total	Joint Venture	Total
	Total Combined		Non-	Consolidated	Operating	Homes
	Same-Store Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	4,820	516	-	5,336	381	5,717
San Francisco, CA	2,751	-	-	2,751	602	3,353
Seattle, WA	2,725	-	-	2,725	-	2,725
Los Angeles, CA	1,225	-	-	1,225	633	1,858
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
	13,086	516	-	13,602	1,616	15,218

Mid-Atlantic Region
Metropolitan DC	8,305	-	-	8,305	-	8,305
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	1,099	498	-	1,597	-	1,597
	10,762	498	-	11,260	-	11,260

Northeast Region
Boston, MA	2,440	1,699	159	4,298	250	4,548
New York, NY	1,640	185	493	2,318	710	3,028
	4,080	1,884	652	6,616	960	7,576

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Tampa, FL	2,668	534	-	3,202	-	3,202
Nashville, TN	2,260	-	-	2,260	-	2,260
	7,428	534	-	7,962	-	7,962

Southwest Region
Dallas, TX	3,864	-	59	3,923	-	3,923
Austin, TX	1,272	-	-	1,272	-	1,272
	5,136	-	59	5,195	-	5,195

Other Markets (5)	2,147	589	-	2,736	554	3,290

Totals	42,639	4,021	711	47,371	3,130	50,501

Communities (6)	136	10	2	148	14	162

			Homes	Communities
Total completed homes			50,501	162
Under Development (7)			819	3

Total Quarter-end homes and communities			51,320	165

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(4)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (218 homes), Palm Beach (636 homes), Inland Empire (654 homes), San Diego (163 wholly owned, 264 JV homes), Portland (752 homes) and Philadelphia (313 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2020

(Unaudited) (1)(2)

Non-Mature Home Breakout - By Date (quarter indicates anticipated date of QTD Same-Store inclusion)

Community	Category		# of Homes		Market	Same-Store Quarter (3)

The Residences at Pacific City	Stabilized, Non-Mature		516		Orange County, CA	3Q20

345 Harrison Street	Stabilized, Non-Mature		585		Boston, MA	3Q20

The Preserve at Gateway	Stabilized, Non-Mature		240		Tampa, FL	3Q20

Currents on the Charles	Stabilized, Non-Mature		200		Boston, MA	3Q20

Rodgers Forge	Stabilized, Non-Mature		498		Baltimore, MD	4Q20

The Commons at Windsor Gardens	Stabilized, Non-Mature		914		Boston, MA	4Q20

One William	Stabilized, Non-Mature		185		New York, NY	4Q20

Park Square	Stabilized, Non-Mature		313		Philadelphia, PA	1Q21

The Slade at Channelside	Stabilized, Non-Mature		294		Tampa, FL	2Q21

The Arbory	Stabilized, Non-Mature		276		Portland, OR	2Q21

10 Hanover Square	Redevelopment		493		New York, NY	4Q21

Vitruvian West Phase 2	Development		59	(4)	Dallas, TX	2Q22

Garrison Square	Redevelopment		159		Boston, MA	3Q22

Total			4,732

Summary of Non-Mature Home Activity
		Stabilized,
	Market	Non-Mature	Acquired		Redevelopment	Development	Total
Non-Mature Homes at March 31, 2020		4,561	570		652	-	5,783
The Slade at Channelside	Tampa, FL	294	(294)		-	-	-
The Arbory	Portland, OR	276	(276)		-	-	-
Parallel	Orange County, CA	(386)	-		-	-	(386)
CityLine II	Seattle, WA	(155)	-		-	-	(155)
Leonard Pointe	New York, NY	(188)	-		-	-	(188)
Peridot Palms	Tampa, FL	(381)	-		-	-	(381)
Vitruvian West Phase 2	Dallas, TX	-	-		-	59	59
Non-Mature Homes at June 30, 2020		4,021	-		652	59	4,732

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes the Acquired JV Same-Store Portfolio Communities (11 communities and 3,619 homes).
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4)	59 homes of 366 total homes have been delivered as of June 30, 2020 as described on Attachment 9.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2020

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total Combined			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3)	Homes	Homes (4)	(incl. JV at share) (4)

West Region
Orange County, CA	$2,329	$4,045	$-	$2,495	$2,588	$2,498
San Francisco, CA	3,647	-	-	3,647	5,236	3,799
Seattle, WA	2,463	-	-	2,463	-	2,463
Los Angeles, CA	2,793	-	-	2,793	3,456	2,924
Monterey Peninsula, CA	1,918	-	-	1,918	-	1,918

Mid-Atlantic Region
Metropolitan DC	2,147	-	-	2,147	-	2,147
Richmond, VA	1,414	-	-	1,414	-	1,414
Baltimore, MD	1,711	1,384	-	1,611	-	1,611

Northeast Region
Boston, MA	2,704	2,674	5,043	2,771	2,086	2,751
New York, NY	4,291	2,703	3,897	4,076	4,770	4,168

Southeast Region
Orlando, FL	1,398	-	-	1,398	-	1,398
Tampa, FL	1,514	1,777	-	1,557	-	1,557
Nashville, TN	1,362	-	-	1,362	-	1,362

Southwest Region
Dallas, TX	1,480	-	1,399	1,479	-	1,479
Austin, TX	1,522	-	-	1,522	-	1,522

Other Markets	2,020	1,993	-	2,014	2,989	2,104

Weighted Average	$2,155	$2,469	$4,056	$2,206	$3,777	$2,255

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

June 30, 2020

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended June 30, 2020

	Combined		UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$186,280	$25,417	$10,948	$222,645

% of Net Operating Income	83.7%	11.4%	4.9%	100.0%

Three Months Ended June 30, 2020

	As a % of NOI			As a % of NOI
	Combined			Combined
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Southeast Region
Orange County, CA	13.4%	13.6%	Tampa, FL	4.0%	4.1%
San Francisco, CA	11.2%	10.7%	Orlando, FL	3.8%	3.2%
Seattle, WA	7.6%	6.8%	Nashville, TN	3.4%	2.8%
Los Angeles, CA	3.8%	4.0%		11.2%	10.1%
Monterey Peninsula, CA	3.7%	3.1%
	39.7%	38.2%	Southwest Region
			Dallas, TX	5.3%	4.5%
Mid-Atlantic Region			Austin, TX	1.8%	1.5%
Metropolitan DC	19.3%	16.3%		7.1%	6.0%
Richmond, VA	2.2%	1.9%
Baltimore, MD	2.1%	2.3%	Other Markets	4.7%	5.9%
	23.6%	20.5%

Northeast Region
Boston, MA	7.6%	11.5%
New York, NY	6.1%	7.8%
	13.7%	19.3%	Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A).

Attachment 8(A)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1) (2)

Current Quarter vs. Prior Year Quarter

June 30, 2020

(Unaudited) (3)

		% of Combined
	Total	Same-Store	Combined Same-Store
	Combined	Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2020 NOI	2Q 20	2Q 19	Change	2Q 20	2Q 19	Change

West Region
Orange County, CA	4,820	13.4%	96.0%	95.8%	0.2%	$2,329	$2,346	-0.7%
San Francisco, CA	2,751	11.2%	92.9%	97.1%	-4.2%	3,647	3,769	-3.2%
Seattle, WA	2,725	7.6%	96.6%	97.0%	-0.4%	2,463	2,500	-1.5%
Los Angeles, CA	1,225	3.8%	95.8%	95.9%	-0.1%	2,793	2,896	-3.6%
Monterey Peninsula, CA	1,565	3.7%	96.8%	97.2%	-0.4%	1,918	1,875	2.3%
	13,086	39.7%	95.6%	96.5%	-0.9%	2,620	2,674	-2.0%

Mid-Atlantic Region
Metropolitan DC	8,305	19.3%	96.8%	97.3%	-0.5%	2,147	2,161	-0.6%
Richmond, VA	1,358	2.2%	97.4%	97.9%	-0.5%	1,414	1,390	1.7%
Baltimore, MD	1,099	2.1%	98.0%	96.6%	1.4%	1,711	1,739	-1.6%
	10,762	23.6%	97.0%	97.3%	-0.3%	2,009	2,020	-0.6%

Northeast Region
Boston, MA	2,440	7.6%	95.3%	96.3%	-1.0%	2,704	2,815	-3.9%
New York, NY	1,640	6.1%	92.6%	97.5%	-4.9%	4,291	4,434	-3.2%
	4,080	13.7%	94.2%	96.8%	-2.6%	3,331	3,471	-4.0%

Southeast Region
Tampa, FL	2,668	4.0%	96.8%	96.5%	0.3%	1,514	1,501	0.9%
Orlando, FL	2,500	3.8%	97.2%	96.4%	0.8%	1,398	1,408	-0.7%
Nashville, TN	2,260	3.4%	97.9%	97.5%	0.4%	1,362	1,322	3.0%
	7,428	11.2%	97.3%	96.8%	0.5%	1,428	1,415	1.0%

Southwest Region
Dallas, TX	3,864	5.3%	96.6%	96.4%	0.2%	1,480	1,470	0.7%
Austin, TX	1,272	1.8%	97.8%	97.4%	0.4%	1,522	1,516	0.4%
	5,136	7.1%	96.9%	96.6%	0.3%	1,490	1,481	0.6%

Other Markets	2,147	4.7%	96.4%	95.9%	0.5%	2,020	2,051	-1.5%

Total Combined/ Weighted Avg.	42,639	100.0%	96.3%	96.8%	-0.5%	$2,155	$2,190	-1.6%

(1)	2Q19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	2Q20 includes a reserve (reflected as a reduction to revenues) of approximately $4.5 million or 1.7% of billed residential revenue on our Combined Same-Store Communities. The reserve is based on probability of collection.
(3)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Combined Same-Store Operating Information By Major Market(1)

Current Quarter vs. Prior Year Quarter

June 30, 2020

(Unaudited) (2)

		Combined Same-Store ($000s)
	Total
	Combined
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 20	2Q 19	Change	2Q 20	2Q 19	Change	2Q 20	2Q 19	Change

West Region
Orange County, CA	4,820	$32,329	$32,503	-0.5%	$7,479	$7,364	1.6%	$24,850	$25,139	-1.1%
San Francisco, CA	2,751	27,962	30,206	-7.4%	7,041	7,022	0.3%	20,921	23,184	-9.8%
Seattle, WA	2,725	19,450	19,825	-1.9%	5,230	5,079	3.0%	14,220	14,746	-3.6%
Los Angeles, CA	1,225	9,833	10,207	-3.7%	2,755	2,693	2.3%	7,078	7,514	-5.8%
Monterey Peninsula, CA	1,565	8,718	8,558	1.9%	1,854	1,845	0.5%	6,864	6,713	2.2%
	13,086	98,292	101,299	-3.0%	24,359	24,003	1.5%	73,933	77,296	-4.4%

Mid-Atlantic Region
Metropolitan DC	8,305	51,776	52,385	-1.2%	15,785	15,589	1.3%	35,991	36,796	-2.2%
Richmond, VA	1,358	5,612	5,544	1.2%	1,470	1,381	6.4%	4,142	4,163	-0.5%
Baltimore, MD	1,099	5,527	5,540	-0.3%	1,734	1,560	11.1%	3,793	3,980	-4.7%
	10,762	62,915	63,469	-0.9%	18,989	18,530	2.5%	43,926	44,939	-2.3%

Northeast Region
Boston, MA	2,440	18,864	19,841	-4.9%	4,766	5,022	-5.1%	14,098	14,819	-4.9%
New York, NY	1,640	19,548	21,268	-8.1%	8,095	7,259	11.5%	11,453	14,009	-18.2%
	4,080	38,412	41,109	-6.6%	12,861	12,281	4.7%	25,551	28,828	-11.4%

Southeast Region
Tampa, FL	2,668	11,730	11,591	1.2%	4,212	3,882	8.5%	7,518	7,709	-2.5%
Orlando, FL	2,500	10,189	10,180	0.1%	3,049	2,963	2.9%	7,140	7,217	-1.1%
Nashville, TN	2,260	9,039	8,739	3.4%	2,810	2,345	19.8%	6,229	6,394	-2.6%
	7,428	30,958	30,510	1.5%	10,071	9,190	9.6%	20,887	21,320	-2.0%

Southwest Region
Dallas, TX	3,864	16,568	16,424	0.9%	6,716	6,913	-2.9%	9,852	9,511	3.6%
Austin, TX	1,272	5,682	5,635	0.8%	2,332	2,402	-2.9%	3,350	3,233	3.6%
	5,136	22,250	22,059	0.9%	9,048	9,315	-2.9%	13,202	12,744	3.6%

Other Markets	2,147	12,545	12,676	-1.0%	3,764	3,823	-1.5%	8,781	8,853	-0.8%

Total Combined	42,639	$265,372	$271,122	-2.1%	$79,092	$77,142	2.5%	$186,280	$193,980	-4.0%

(1)	2Q19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Combined Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2020

(Unaudited) (1)

	Total	Combined Same-Store
	Combined
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 20	1Q 20	Change	2Q 20	1Q 20	Change

West Region
Orange County, CA	4,820	96.0%	97.2%	-1.2%	$2,329	$2,368	-1.6%
San Francisco, CA	2,751	92.9%	96.5%	-3.6%	3,647	3,753	-2.8%
Seattle, WA	2,725	96.6%	97.6%	-1.0%	2,463	2,547	-3.3%
Los Angeles, CA	1,225	95.8%	97.0%	-1.2%	2,793	2,939	-5.0%
Monterey Peninsula, CA	1,565	96.8%	95.9%	0.9%	1,918	1,953	-1.8%
	13,086	95.6%	97.0%	-1.4%	2,620	2,700	-2.9%

Mid-Atlantic Region
Metropolitan DC	8,305	96.8%	97.4%	-0.6%	2,147	2,202	-2.5%
Richmond, VA	1,358	97.4%	97.1%	0.3%	1,414	1,407	0.5%
Baltimore, MD	1,099	98.0%	96.6%	1.4%	1,711	1,749	-2.2%
	10,762	97.0%	97.3%	-0.3%	2,009	2,056	-2.3%

Northeast Region
Boston, MA	2,440	95.3%	95.9%	-0.6%	2,704	2,860	-5.5%
New York, NY	1,640	92.6%	98.4%	-5.8%	4,291	4,471	-4.0%
	4,080	94.2%	96.9%	-2.7%	3,331	3,518	-5.3%

Southeast Region
Tampa, FL	2,668	96.8%	96.7%	0.1%	1,514	1,540	-1.7%
Orlando, FL	2,500	97.2%	96.0%	1.2%	1,398	1,420	-1.5%
Nashville, TN	2,260	97.9%	97.7%	0.2%	1,362	1,359	0.2%
	7,428	97.3%	96.8%	0.5%	1,428	1,444	-1.1%

Southwest Region
Dallas, TX	3,864	96.6%	96.9%	-0.3%	1,480	1,510	-2.0%
Austin, TX	1,272	97.8%	97.6%	0.2%	1,522	1,550	-1.8%
	5,136	96.9%	97.1%	-0.2%	1,490	1,520	-1.9%

Other Markets	2,147	96.4%	96.2%	0.2%	2,020	2,060	-1.9%

Total Combined/ Weighted Avg.	42,639	96.3%	97.0%	-0.7%	$2,155	$2,222	-3.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Combined Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2020

(Unaudited) (1)

	Total	Combined Same-Store ($000s)
	Combined
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 20	1Q 20	Change	2Q 20	1Q 20	Change	2Q 20	1Q 20	Change

West Region
Orange County, CA	4,820	$32,329	$33,278	-2.8%	$7,479	$7,767	-3.7%	$24,850	$25,511	-2.6%
San Francisco, CA	2,751	27,962	29,892	-6.5%	7,041	7,291	-3.4%	20,921	22,601	-7.4%
Seattle, WA	2,725	19,450	20,323	-4.3%	5,230	5,269	-0.7%	14,220	15,054	-5.5%
Los Angeles, CA	1,225	9,833	10,477	-6.1%	2,755	2,814	-2.1%	7,078	7,663	-7.6%
Monterey Peninsula, CA	1,565	8,718	8,795	-0.9%	1,854	1,943	-4.6%	6,864	6,852	0.2%
	13,086	98,292	102,765	-4.4%	24,359	25,084	-2.9%	73,933	77,681	-4.8%

Mid-Atlantic Region
Metropolitan DC	8,305	51,776	53,426	-3.1%	15,785	16,118	-2.1%	35,991	37,308	-3.5%
Richmond, VA	1,358	5,612	5,566	0.8%	1,470	1,392	5.7%	4,142	4,174	-0.8%
Baltimore, MD	1,099	5,527	5,569	-0.8%	1,734	1,649	5.1%	3,793	3,920	-3.2%
	10,762	62,915	64,561	-2.5%	18,989	19,159	-0.9%	43,926	45,402	-3.3%

Northeast Region
Boston, MA	2,440	18,864	20,076	-6.0%	4,766	5,273	-9.6%	14,098	14,803	-4.8%
New York, NY	1,640	19,548	21,645	-9.7%	8,095	8,193	-1.2%	11,453	13,452	-14.9%
	4,080	38,412	41,721	-7.9%	12,861	13,466	-4.5%	25,551	28,255	-9.6%

Southeast Region
Tampa, FL	2,668	11,730	11,918	-1.6%	4,212	4,008	5.1%	7,518	7,910	-5.0%
Orlando, FL	2,500	10,189	10,225	-0.4%	3,049	2,934	3.9%	7,140	7,291	-2.1%
Nashville, TN	2,260	9,039	9,005	0.4%	2,810	2,381	18.0%	6,229	6,624	-6.0%
	7,428	30,958	31,148	-0.6%	10,071	9,323	8.0%	20,887	21,825	-4.3%

Southwest Region
Dallas, TX	3,864	16,568	16,965	-2.3%	6,716	6,481	3.6%	9,852	10,484	-6.0%
Austin, TX	1,272	5,682	5,772	-1.6%	2,332	2,264	3.0%	3,350	3,508	-4.5%
	5,136	22,250	22,737	-2.1%	9,048	8,745	3.5%	13,202	13,992	-5.6%

Other Markets	2,147	12,545	12,763	-1.7%	3,764	3,659	2.8%	8,781	9,104	-3.5%

Total Combined	42,639	$265,372	$275,695	-3.7%	$79,092	$79,436	-0.4%	$186,280	$196,259	-5.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1)(2)

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2020

(Unaudited) (3)

	Total	% of Combined
	Combined	Same-Store Portfolio	Combined Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2020 NOI	YTD 20	YTD 19	Change	YTD 20	YTD 19	Change

West Region
Orange County, CA	4,434	12.6%	96.6%	96.0%	0.6%	$2,358	$2,347	0.5%
San Francisco, CA	2,751	11.7%	94.7%	97.1%	-2.4%	3,701	3,710	-0.2%
Seattle, WA	2,570	7.4%	97.1%	96.6%	0.5%	2,521	2,485	1.4%
Los Angeles, CA	1,225	4.0%	96.4%	96.4%	0.0%	2,867	2,885	-0.6%
Monterey Peninsula, CA	1,565	3.7%	96.3%	96.6%	-0.3%	1,937	1,863	4.0%
	12,545	39.4%	96.2%	96.5%	-0.3%	2,679	2,668	0.4%

Mid-Atlantic Region
Metropolitan DC	8,305	19.7%	97.1%	97.5%	-0.4%	2,174	2,152	1.0%
Richmond, VA	1,358	2.2%	97.3%	97.7%	-0.4%	1,410	1,377	2.4%
Baltimore, MD	1,099	2.1%	97.3%	96.8%	0.5%	1,729	1,726	0.2%
	10,762	24.0%	97.1%	97.5%	-0.4%	2,032	2,011	1.1%

Northeast Region
Boston, MA	2,440	7.8%	95.6%	96.0%	-0.4%	2,782	2,801	-0.7%
New York, NY	1,452	5.8%	95.3%	97.8%	-2.5%	4,489	4,518	-0.6%
	3,892	13.6%	95.5%	96.7%	-1.2%	3,418	3,449	-0.9%

Southeast Region
Tampa, FL	2,287	3.5%	96.8%	97.0%	-0.2%	1,470	1,452	1.2%
Orlando, FL	2,500	3.9%	96.6%	96.5%	0.1%	1,409	1,400	0.6%
Nashville, TN	2,260	3.5%	97.8%	97.3%	0.5%	1,361	1,315	3.5%
	7,047	10.9%	97.0%	96.9%	0.1%	1,413	1,390	1.7%

Southwest Region
Dallas, TX	3,864	5.5%	96.8%	96.1%	0.7%	1,494	1,469	1.7%
Austin, TX	1,272	1.8%	97.7%	97.4%	0.3%	1,536	1,509	1.8%
	5,136	7.3%	97.0%	96.4%	0.6%	1,504	1,479	1.7%

Other Markets	2,147	4.8%	96.3%	96.0%	0.3%	2,040	2,034	0.3%

Total Combined/ Weighted Avg.	41,529	100.0%	96.6%	96.8%	-0.2%	$2,184	$2,173	0.5%

(1)	YTD19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	YTD20 includes a reserve (reflected as a reduction to revenues) of approximately $4.4 million or 0.8% of billed residential revenue on our Combined Same-Store Communities. The reserve is based on probability of collection.
(3)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2020

(Unaudited) (2)

	Total	Combined Same-Store ($000s)
	Combined
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 20	YTD 19	Change	YTD 20	YTD 19	Change	YTD 20	YTD 19	Change

West Region
Orange County, CA	4,434	$60,599	$59,933	1.1%	$13,603	$13,398	1.5%	$46,996	$46,535	1.0%
San Francisco, CA	2,751	57,853	59,464	-2.7%	14,332	13,835	3.6%	43,521	45,629	-4.6%
Seattle, WA	2,570	37,744	37,017	2.0%	10,119	9,865	2.6%	27,625	27,152	1.7%
Los Angeles, CA	1,225	20,311	20,440	-0.6%	5,569	5,455	2.1%	14,742	14,985	-1.6%
Monterey Peninsula, CA	1,565	17,513	16,902	3.6%	3,797	3,706	2.5%	13,716	13,196	3.9%
	12,545	194,020	193,756	0.1%	47,420	46,259	2.5%	146,600	147,497	-0.6%

Mid-Atlantic Region
Metropolitan DC	8,305	105,202	104,546	0.6%	31,902	31,721	0.6%	73,300	72,825	0.7%
Richmond, VA	1,358	11,178	10,960	2.0%	2,862	2,734	4.7%	8,316	8,226	1.1%
Baltimore, MD	1,099	11,095	11,017	0.7%	3,383	3,141	7.7%	7,712	7,876	-2.1%
	10,762	127,475	126,523	0.8%	38,147	37,596	1.5%	89,328	88,927	0.5%

Northeast Region
Boston, MA	2,440	38,940	39,369	-1.1%	10,039	10,439	-3.8%	28,901	28,930	-0.1%
New York, NY	1,452	37,271	38,497	-3.2%	15,534	13,730	13.1%	21,737	24,767	-12.2%
	3,892	76,211	77,866	-2.1%	25,573	24,169	5.8%	50,638	53,697	-5.7%

Southeast Region
Tampa, FL	2,287	19,532	19,324	1.1%	6,512	6,183	5.3%	13,020	13,141	-0.9%
Orlando, FL	2,500	20,413	20,266	0.7%	5,984	5,855	2.2%	14,429	14,411	0.1%
Nashville, TN	2,260	18,045	17,347	4.0%	5,190	4,742	9.5%	12,855	12,605	2.0%
	7,047	57,990	56,937	1.8%	17,686	16,780	5.4%	40,304	40,157	0.4%

Southwest Region
Dallas, TX	3,864	33,533	32,729	2.5%	13,197	13,768	-4.1%	20,336	18,961	7.3%
Austin, TX	1,272	11,454	11,217	2.1%	4,596	4,758	-3.4%	6,858	6,459	6.2%
	5,136	44,987	43,946	2.4%	17,793	18,526	-4.0%	27,194	25,420	7.0%

Other Markets	2,147	25,307	25,152	0.6%	7,424	7,490	-0.9%	17,883	17,662	1.3%

Total Combined	41,529	$525,990	$524,180	0.3%	$154,043	$150,820	2.1%	$371,947	$373,360	-0.4%

(1)	YTD19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1)

June 30, 2020

(Unaudited) (2)

	Combined Effective Blended Lease Rate Growth	Combined Effective New Lease Rate Growth	Combined Effective Renewal Lease Rate Growth	Combined Annualized Turnover (3)(4)
	2Q 2020	2Q 2020	2Q 2020	2Q 2020	2Q 2019	YTD 2020	YTD 2019

West Region
Orange County, CA	0.8%	-2.4%	4.2%	52.0%	62.8%	47.2%	54.0%
San Francisco, CA	-0.4%	-7.2%	3.1%	59.6%	59.0%	50.9%	51.8%
Seattle, WA	1.5%	-2.1%	3.8%	49.3%	54.0%	48.5%	48.6%
Los Angeles, CA	0.4%	-4.4%	4.4%	35.4%	52.7%	33.6%	44.3%
Monterey Peninsula, CA	3.8%	1.1%	5.5%	34.6%	40.2%	36.9%	38.8%
	0.8%	-3.2%	3.9%	50.8%	57.4%	46.4%	50.2%

Mid-Atlantic Region
Metropolitan DC	0.4%	-4.6%	3.8%	43.9%	52.0%	36.2%	41.1%
Richmond, VA	1.9%	-2.0%	5.1%	46.1%	50.5%	45.0%	45.1%
Baltimore, MD	1.3%	-1.7%	4.1%	47.8%	60.2%	42.5%	48.4%
	0.6%	-4.0%	4.0%	44.6%	52.8%	38.3%	42.5%

Northeast Region
Boston, MA	1.4%	-3.2%	4.3%	51.9%	59.2%	43.2%	48.4%
New York, NY	0.3%	-6.4%	2.0%	71.9%	42.6%	46.5%	29.3%
	0.7%	-4.3%	3.0%	61.6%	53.8%	44.6%	42.9%

Southeast Region
Tampa, FL	0.7%	-2.8%	4.7%	57.9%	58.8%	54.0%	52.3%
Orlando, FL	-0.6%	-3.8%	3.3%	47.8%	55.8%	46.0%	48.6%
Nashville, TN	2.0%	-2.0%	5.1%	45.6%	55.6%	44.1%	47.6%
	0.7%	-3.0%	4.4%	51.3%	56.8%	48.7%	49.7%

Southwest Region
Dallas, TX	1.7%	-1.9%	4.8%	47.2%	54.3%	44.0%	47.3%
Austin, TX	1.6%	-2.4%	4.8%	44.1%	56.4%	43.5%	52.3%
	1.7%	-2.0%	4.8%	46.5%	54.8%	43.9%	48.6%

Other Markets	1.8%	-1.0%	4.2%	46.3%	57.7%	42.7%	49.4%

Total Combined/Weighted Avg.	0.8%	-3.3%	3.9%	48.9%	55.1%	43.7%	46.8%

2Q 2019 Combined Weighted Avg. Lease Rate Growth (4)	4.4%	3.2%	5.6%

2Q 2020 Combined Percentage of Total Repriced Homes		43.8%	56.2%

(1)	2Q19 and YTD19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.
(3)	2Q20 Combined same-store home count: 42,639. YTD 2020 Combined same-store home count: 41,529.
(4)	2Q19 Combined same-store home count: 41,796. YTD 2019 Combined same-store home count: 41,578.

Attachment 9

UDR, Inc.

Development Summary

June 30, 2020

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
									Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost	Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
Vitruvian West Phase 2	Addison, TX	366	59	$47,107	$64,000	$175	$-	1Q19	2Q20	1Q21	20.0%	13.1%
Cirrus	Denver, CO	292	-	43,915	97,500	334	-	3Q19	4Q21	1Q22	-	-
5421 at Dublin Station	Dublin, CA	220	-	40,766	117,000	532	-	4Q19	4Q21	2Q22	-	-
Total Under Construction		878	59	$131,788	$278,500	$317	$-

Completed Projects, Non-Stabilized
N/A	N/A	-	-	$-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Completed, Non-Stabilized		-	-	$-	$-	$-	$-

Total - Wholly Owned		878	59	$131,788	$278,500	$317	$-

NOI From Wholly-Owned Projects							UDR's Capitalized Interest
		2Q 20						2Q 20

Projects Under Construction		$(65)						$873
Completed, Non-Stabilized		-
Total		$(65)

Projected Stabilized Yield on Development Projects Over Respective Market Cap Rates:								150-200 bps

(1)	See Attachment 16 for definitions and other terms.

Attachment 10

UDR, Inc.

Redevelopment Summary

June 30, 2020

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule			Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost			Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Start	Compl.	Store Quarter	Leased	Occupied

Projects in Redevelopment

10 Hanover Square	New York, NY	493	493	207	$10,013	$15,000	$30	1Q19	3Q20	4Q21	90.5%	87.4%
Garrison Square	Boston, MA	159	159	73	8,965	14,250	90	1Q19	2Q21	3Q22	84.3%	81.1%
Total		652	652	280	$18,978	$29,250	$45

UDR's Capitalized Interest
2Q 20
$34

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.

Attachment 11

UDR, Inc.

Land Summary

June 30, 2020

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate
Parcel	Location	Interest	Cost Basis	Status Update (2)

				Pursuing	Design	Hold for Future
				Entitlements	Development	Development
Wholly-Owned

Vitruvian Park®	Addison, TX	100%	$58,927	Complete	In Process	In Process
500 Penn Street NE	Washington, DC	100%	37,436	Complete	In Process
Total			$96,363

UDR's Capitalized Interest

2Q 20
$756

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

June 30, 2020

(Dollars in Thousands)

(Unaudited) (1)

					Physical	Total Rev. per	Net Operating Income
	Property	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Type	Interest	Comm.	Homes	2Q 20	2Q 20	2Q 20	YTD 20	YTD 20 (2)
UDR / MetLife
Operating communities	Various	50%	13	2,837	93.1%	$3,911	$10,436	$21,900	$43,559

UDR / West Coast Development JV
Operating communities	Mid-rise	47%	1	293	92.5%	2,423	512	1,095	2,324
Total			14	3,130	93.3%	$3,777	$10,948	$22,995	$45,883

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment		Interest Rate	Maturities

UDR / MetLife
Operating communities	$1,692,354	$946,679	$271,942		3.53%	2022-2028

UDR / West Coast Development JV
Operating communities	129,360	54,771	34,428		1.48%	2021
Total	$1,821,714	$1,001,450	$306,370		3.54%

	Joint Venture
	Same-Store	2Q 20 vs. 2Q 19 Growth				2Q 20 vs. 1Q 20 Growth
Joint Venture Same-Store Growth	Communities (4)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	13	-5.0%	0.5%	-7.5%		-7.6%	-5.6%	-8.5%
Total	13	-5.0%	0.5%	-7.5%		-7.6%	-5.6%	-8.5%

	Joint Venture
	Same-Store	YTD 20 vs. YTD 19 Growth
Joint Venture Same-Store Growth	Communities (4)	Revenue	Expense	NOI

UDR / MetLife	12	-0.5%	1.6%	-1.5%
Total	12	-0.5%	1.6%	-1.5%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended June 30, 2020.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs. The gross book value of real estate assets for the UDR / West Coast Development JV represents the going-in valuation.
(4)	Joint Venture Same-Store growth is presented at UDR’s ownership interest.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

June 30, 2020

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program

							Income from
		# of	UDR Investment		Return	Years to	Investment	Upside	Investment
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity	2Q 2020	Participation	Type
The Portals	Washington, DC	373	$38,559	$50,906	11.0%	0.9	$1,389	-	Mezzanine Loan
Alameda Point Block 11 (4)	Alameda, CA	220	20,000	25,035	8.0%	1.9	586	-	Secured Loan
1532 Harrison	San Francisco, CA	136	24,645	32,282	11.0%	2.0	846	-	Preferred Equity
Junction	Santa Monica, CA	66	8,800	11,016	12.0%	2.1	323	-	Preferred Equity
1200 Broadway	Nashville, TN	313	55,558	66,575	8.0%	2.3	1,306	Variable	Preferred Equity
Brio (5)	Bellevue, WA	259	115,000	118,480	4.8%	2.3	1,388	Purchase Option	Secured Loan
1300 Fairmount	Philadelphia, PA	471	51,393	57,031	8.5%	3.1	1,191	Variable	Preferred Equity
Essex	Orlando, FL	330	12,886	15,751	12.5%	3.2	481	-	Preferred Equity
Modera Lake Merritt	Oakland, CA	173	27,250	29,562	9.0%	3.8	652	Variable	Preferred Equity
Thousand Oaks	Thousand Oaks, CA	142	20,059	8,872	9.0%	4.7	153	Variable	Preferred Equity
Total - Developer Capital Program		2,483	$374,150	$415,510	9.8%	2.5	$8,315

Total Developer Capital Program - UDR Initial Investment Cost/Investment Balance, Including Accrued Return as of quarter-end								$419,573

(1)	See Attachment 16 for definitions and other terms.
(2)	UDR's investments noted above are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(4)	In March 2018, UDR made a $20.0 million secured loan to a third-party developer to acquire a parcel of land upon which the developer will construct a 220 apartment home community. The loan is secured by the land parcel and related land improvements and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(5)	In November 2019, UDR made a $115.0 million secured loan to a third-party developer to finance a 259 apartment home community that is under development and is expected to be completed in 2020. UDR also entered into a purchase option agreement at the time the loan was funded which gives UDR the option to acquire the community at a fixed price, which is currently projected to occur in 2021. The loan is secured by the community and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

June 30, 2020

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership	UDR Investment	Return	# of
Date of Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Developer Capital Program

Feb-20	Thousand Oaks	Thousand Oaks, CA	N/A	N/A	$20,059	9.0%	142
					$20,059	9.0%	142

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Acquisitions - Wholly-Owned

Jan-20	The Slade at Channelside	Tampa, FL	0%	100%	$85,200	$-	294	$290
Jan-20	The Arbory	Hillsboro, OR	49%	100%	53,900	-	276	195
					$139,100	$-	570	$244

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

May-20	Waterscape (3)	Kirkland, WA	100%	0%	$92,900	$-	196	$474
May-20	Borgata Apartment Homes (4)	Bellevue, WA	100%	0%	49,700	-	71	700
					$142,600	$-	267	$534

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $31.7 million during the three months ended June 30, 2020, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $29.6 million during the three months ended June 30, 2020, which is included in gain/(loss) on sale of real estate owned.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

June 30, 2020

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Six Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	June 30, 2020	per Home	of NOI	June 30, 2020	per Home	of NOI

Average number of homes (3)		47,401			47,490

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$4,439	$94		$8,137	$171
Building exteriors	5 - 20	4,339	92		6,590	139
Landscaping and grounds	10	887	19		1,656	35
Total asset preservation		9,665	204		16,383	345

Turnover related	5	2,839	60		5,330	112

Total Recurring Cap Ex		12,504	264	6%	21,713	457	5%

NOI Enhancing Cap Ex	5 - 20	8,651	183		16,302	343

Total Recurring and NOI Enhancing Cap Ex		$21,155	$446		$38,015	$800

		Three Months			Six Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		June 30, 2020	per Home		June 30, 2020	per Home

Average number of homes (3)		47,401			47,490

Contract services		$7,207	$152		$13,895	$293

Turnover related expenses		3,414	72		6,746	142

Other Repair and Maintenance
Building interiors		2,274	48		4,001	84
Building exteriors		496	10		973	20
Landscaping and grounds		159	3		860	18
Total Repair and Maintenance		$13,550	$286		$26,475	$557

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.

Attachment 15

UDR, Inc.

Full-Year 2020 Projected Sources and Uses

June 30, 2020

(Unaudited) (1)

		Projected for
Sources of Funds ($ in millions)	YTD 2020	Remaining 2020	Full-Year 2020

AFFO less Dividends and LOC Draw / (Paydown)	($25)	See Below (2)	See Below (2)
Debt Issuances	$200	$560	$760
Sales Proceeds	$143	$0	$143
Equity Issuance (Forward ATM settlement) (3)	$0	$105	$105

		Projected for
Uses of Funds ($ in millions)	YTD 2020	Remaining 2020	Full-Year 2020

Debt maturities, principal amortization, and prepayment costs (4)	$35	$487	$522
Development spending and land acquisitions	$73	$77 to $107	$150 to $180
Redevelopment and other non-recurring	$17	$28 to $38	$45 to $55
Operations Platform	$13	$7 to $17	$20 to $30
Developer Capital Program, net	$14	$46 to $51	$60 to $65
Acquisitions	$139	$0	$139
NOI enhancing capital expenditures inclusive of Kitchen and Bath	$16	$19 to $24	$35 to $40

		Projected for
Dividends	YTD 2020	Remaining 2020	Full-Year 2020

Dividends declared per share and unit	$0.72	$0.72	$1.44 (5)

(1)	See Attachment 16 for definitions and other terms.
(2)	Remaining 2020 uses of funds are expected to be match funded with debt/equity issuances as identified above, which have already been sourced. Given the match funding of the remaining uses and the identified sources, AFFO less Dividends (currently an unknown amount) are likely to be utilized to paydown any outstanding amounts on the Line of Credit or Working Capital Facility.
(3)	The Company entered into forward sales agreements under its ATM program for a total of 2.1 million shares of common stock at a weighted average initial forward price per share of $49.56. The initial forward price per share to be received by the Company upon settlement will be determined on the applicable settlement date based on adjustments made to the initial forward price to reflect the then-current federal funds rate and the amount of dividends paid to holders of UDR common stock over the term of the forward sales agreements. The final dates by which shares sold under the forward sales agreements must be settled range between February 12, 2021 and March 3, 2021.
(4)	Excludes short-term maturities related to the Company's unsecured commercial paper program. Includes the prepayment of secured debt due in 2023, the tender purchase of unsecured debt due in 2024 and the corresponding make-whole / prepayment costs.
(5)	Annualized for 2020.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

June 30, 2020

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Acquired JV Same-Store Portfolio Communities: Represents the Acquired JV Same-Store Portfolio Communities as if these communities were 100% owned by UDR since January 1, 2019. These communities were Stabilized for five full consecutive quarters and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition. Because these communities became wholly owned by UDR in 2019 (the 11 communities and 3,619 homes were previously owned by UDR unconsolidated JVs), they are not included in the UDR Same-Store Communities. See UDR Same-Store Communities for more information regarding inclusion. These communities have been identified in certain tables to provide Combined Same-Store results as if these communities were 100% owned by UDR in prior periods. These 11 communities will be eligible to join the UDR Same-Store Communities on January 1, 2021.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin: The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

June 30, 2020

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2020	YTD 2020
Income/(loss) from unconsolidated entities	$8,021	$11,388
Management fee	584	1,184
Interest expense	4,550	9,617
Depreciation	8,745	17,561
General and administrative	63	129
West Coast Development JV Preferred Return	(66)	(143)
Developer Capital Program (excludes Alameda Point Block 11 and Brio)	(6,341)	(12,337)
Other (income)/expense	(15)	145
Unrealized (gain)/loss on unconsolidated technology investments	(4,593)	(4,549)
Total Joint Venture NOI at UDR's Ownership Interest	$10,948	$22,995

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.875% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Net income/(loss) attributable to UDR, Inc.	$57,771	$5,221	$97,959	$27,204	$35,619
Property management	8,797	9,203	8,703	8,309	8,006
Other operating expenses	6,100	4,966	2,800	2,751	2,735
Real estate depreciation and amortization	155,056	155,476	143,464	127,391	117,934
Interest expense	38,597	39,317	60,435	42,523	34,417
Casualty-related charges/(recoveries), net	102	1,251	1,316	(1,088)	246
General and administrative	10,971	14,978	14,531	12,197	12,338
Tax provision/(benefit), net	1,526	164	2	1,499	125
(Income)/loss from unconsolidated entities	(8,021)	(3,367)	(118,486)	(12,713)	(6,625)
Interest income and other (income)/expense, net	(2,421)	(2,700)	(2,406)	(1,875)	(1,310)
Joint venture management and other fees	(1,274)	(1,388)	(2,073)	(6,386)	(2,845)
Other depreciation and amortization	2,027	2,025	1,713	1,619	1,678
(Gain)/loss on sale of real estate owned	(61,303)	-	-	-	(5,282)
Net income/(loss) attributable to noncontrolling interests	4,325	319	7,278	2,218	2,699
Total consolidated NOI	$212,253	$225,465	$215,236	$203,649	$199,735

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

June 30, 2020

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Combined Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Combined Same-Store Communities: QTD Combined Same-Store Communities represent the QTD UDR Same-Store Communities and the Acquired JV Same-Store Portfolio Communities as a single portfolio, as if the Acquired JV Same-Store Portfolio Communities were 100% owned by UDR during all periods presented.

QTD UDR Same-Store Communities: The Company defines QTD UDR Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiary (“TRS”) focuses on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Combined Same-Store Communities: YTD Combined Same-Store Communities represent the YTD UDR Same-Store Communities and the Acquired JV Same-Store Portfolio Communities as a single portfolio, as if the Acquired JV Same-Store Portfolio Communities were 100% owned by UDR during all periods presented.

YTD UDR Same-Store Communities: The Company defines YTD UDR Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.